Stock Compensation	3 Months Ended	11 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Stock Compensation

NOTE 9: Stock Compensation

During the period ended March 31, 2021, the Company granted 76,000 stock options with a weighted average grant date fair value of $2.98 per share and vest over five years. In addition, 65,005 options were exercised resulting in proceeds of $187 thousand, and 6,000 options were forfeited during the period ended March 31, 2021. There was no option activity in the prior period ended March 31, 2020. The Company granted 492,000 restricted stock units during the quarter ended March 31, 2021. These restricted stock units have a weighted average grant date fair value of $7.67 per share and vest over a period ranging from four to five years. The Company did not grant restricted stock units in the period ended March 31, 2020.

As of March 31, 2021, there were 11,377,500 options with a weighted average exercise value of $2.01, and 492,000 restricted stock units outstanding. There were no stock options or restricted stock units outstanding as of March 31, 2020. The Company recognized stock-based compensation costs of $290 thousand during the period ended March 31, 2021 related to the vesting of stock options and restricted stock units granted in the current and prior periods.

NOTE 7: Stock Compensation

Stock Option Plan

The Company has adopted a Stock Incentive Plan (the Plan) pursuant to which both incentive and non-qualified options for its common stock may be granted to employees, directors and consultants of the Company. At December 31, 2020, there were 16,250,000 reserved shares of common stock subject to the Plan. Shares of common stock issued under the Plan may be either authorized but unissued shares or reacquired common stock of the Company. Under the Plan, the exercise period of options is determined when granted, and options expire no later than fifteen years from the date of grant, subject to terms and limitations relative to termination of service and ownership percentages of the voting power of all classes of the Company’s stock.

On November 12, 2020, 6,250,000 options were granted to a certain employee which vest in two equal tranches and have a contractual term of 15 years. The first tranche vested on the grant date, are immediately exercisable, have an exercise price of $2.00 per share, and resulted in $4.9 million of compensation expense during 2020. The second tranche contains performance and market conditions for vesting which require an exit event of Horizon at escalating minimum equity values each year, within six years. The exercise price for the second tranche is initially $2.00 per share but increases by $1.00 per share each year during which the award remains outstanding. The fair value of the second tranche was estimated as of the grant date using a Monte Carlo simulation with key assumptions beyond those typical of option pricing models described below including the probability of achieving a Horizon exit at the required valuation in each year of the six year period. The grant date fair value of the second tranche is estimated to be $1.2 million which may or may not be recognized in the future depending on the outcome the conditions for vesting.

Additionally, on November 12, 2020, 3,125,000 options were granted to a certain employee which have a contractual term of 15 years, are immediately exercisable, and have an exercise price of $2.00 per share. Half of this award is subject to a two-year transferability restriction for the underlying shares of common stock, which resulted in a discount on the fair value of common stock assumption used in the determination of the fair value of this portion of the award. The grant date fair value of this award was determined using a Black Scholes option pricing model and resulted in $4.5 million of compensation expense during the period.

For the awards described above which vested immediately, the following table discloses the assumptions utilized in the Black Scholes option pricing model:

Expected volatility	90%
Expected dividend	$0.00
Weighted average expected term (in years)	7.5
Risk-free rate	.68%

For all other employees, option awards are generally granted with an exercise price equal to the fair value of the Company’s stock at the date of the grant. The awards generally have a five-year contractual term. The option period and provisions for each option granted are determined at the time of the grant, but generally vest a portion on the date of grant and then ratably each anniversary after issuance over a 5-year period of continuous service.

The fair value of these stock option awards are estimated as of the grant date using an Black Scholes option-pricing model and the following assumptions: a risk-free interest rate based on the U.S. Treasury yield curve at the date of grant; an expected or contractual term; and expected volatility based on an evaluation of comparable public companies’ measures of volatility. The Company does not anticipate declaring dividends on common shares now or in the near future and has therefore assumed no dividend rate.

The following table discloses the assumptions, or range of assumptions, utilized for stock options granted during the period from January 21, 2020 (date of inception) to December 31, 2020:

Expected volatility	90%
Expected dividend	$0.00
Weighted average expected term (in years)	.4-5.0
Risk-free rate	.1-.4%

The Company also granted equity awards to non-employee contractors during the period, which resulted in the recognition of $67 thousand of compensation expense during 2020. Additionally, there was a non-employee award granted which contains a performance condition that, if achieved, would result in the vesting of 100,000 options and $254 thousand of compensation expense.

The grant-date fair value of all stock options granted in 2020 under the methods and assumptions described above totaled $13.3 million with a weighted average grant date fair value of $1.17 per option. The Company recognized stock-based compensation costs totaling $10 million during the period from January 21, 2020 (date of inception) to December 31, 2020, related to its issued stock options.

As of December 31, 2020, there was $3.0 million of total unrecognized compensation cost, related to the non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of approximately 5 years.

Aggregate stock options outstanding at December 31, 2020 had an aggregate intrinsic value of $27.7 million.

The following table summarizes the changes in options during the period from January 21, 2020 (date of inception) to December 31, 2020:

	Number of Options	Weighted Average Exercise Price	Range of Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding as of January 21, 2020	—	—	—
Granted	11,372,505	$2.01	2.00-2.73	9.0
Exercised	—	—		—
Forfeited	—	—		—

Outstanding as of December 31, 2020	11,372,505	$2.01	2.00-2.73	9.0

Exercisable as of December 31, 2020	7,040,670	$2.01	2.00-2.73	7.0